ASA INTERNATIONAL LTD.
                                 10 Speen Street
                         Framingham, Massachusetts 01701

               ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               ---------------------------------------------------

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, will be held on Friday, May 4, 2001 at 10:00 a.m. at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 for the following purposes:

     1.   To elect five (5) members of the Board of Directors;

     2. To ratify the selection of BDO Seidman, LLP as independent auditors for the Corporation for the fiscal year ending December 31, 2001; and

     3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 20, 2001, as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal office of the Corporation.

        We hope that all stockholders will be able to attend the Annual Meeting in person. To assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Annual Meeting. Please note that if your shares are held of record by broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. A postage-prepaid envelope, addressed to Computershare Investor Services, the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting your Proxy will, at your request, be returned to you and you may vote your shares in person.

                                           By Order of the Board of Directors,
                                           TERRENCE C. MCCARTHY
                                           Secretary
Framingham, Massachusetts
April 6, 2001

                             ASA INTERNATIONAL LTD.
                                 10 Speen Street
                         Framingham, Massachusetts 01701

                                  April 6, 2001

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

         The enclosed Proxy is solicited by the Board of Directors of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 at 10:00 a.m. on Friday, May 4, 2001, and at any adjournment or adjournments thereof.

         Stockholders of record at the close of business on March 20, 2001, will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. On that date, 3,672,539 shares of common stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued, outstanding and entitled to vote. The Corporation has no other voting securities.

         Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting either in person or represented by a properly executed proxy is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. The other proposals to be voted upon by the stockholders of the Corporation require the vote of a majority of the Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which results when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         The directors and officers of the Corporation as a group own or may be deemed to control approximately 25.4% of the outstanding shares of Common Stock as of March 20, 2001, exclusive of the shares owned by Tradepoint Systems LLC, for which the Corporation has an irrevocable proxy (see "Certain Transactions"). Each of the directors and officers has indicated his intent to vote all shares of Common Stock owned or controlled by him in favor of each item set forth herein.

         Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election as Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

         The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named as attorney in the Proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

         An annual report containing audited financial statements for the Corporation's fiscal year ended December 31, 2000 ("Fiscal 2000"), is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about April 6, 2001.

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

         The Directors of the Corporation are elected annually and hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified. Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

         The following table sets forth the age of each nominee, the year each nominee was elected a Director and the positions presently held by each nominee with the Corporation. For information about ownership of the Corporation's Common Stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."

                                  Year Nominee
                                  First Became   Positions and Offices
Name                        Age   Director       with the corporation
----                        ---   --------       --------------------

Alfred C. Angelone.....      62        1982      Chairman of the Board, Chief
                                                 Executive Officer and President
Alan J. Klitzner ......      59        1998      Director
William A. Kulok.......      60        1993      Director
James P. O'Halloran....      68        1991      Director
Robert L. Voelk........      45        1997      Director

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, Directors and persons who beneficially own more than ten percent (10%) of the Corporation's stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the
Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the executive officers and Directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with during Fiscal 2000, except that Mr. Angelone filed a Form 4 delinquently on January 23, 2001 and Mr. McCarthy filed a Form 5 delinquently on March 30, 2001.

Board and Committee Meetings

         The Board of Directors met four (4) times during Fiscal 2000. All of the current Directors of the Corporation attended at least 75% of meetings of the Board of Directors and the committees on which they served during Fiscal 2000. No Director or executive officer is related by blood, marriage, or adoption to any other Director or executive officer.

         The Corporation has established an Executive Management Committee, which serves as an advisory board to the Board of Directors. Mr. Angelone serves as a member of the Executive Management Committee. Each of Messrs. Wayne Croswell, Terrence McCarthy, Douglas Angelone and James Hammond, the Corporation's President of the Tire Systems Product Group, Vice President, Secretary and Treasurer of the Corporation, General Manager of the Corporation's Khameleon Software Product Line, and General Manager of the Corporation's Legal Systems Product Line, respectively, serves as an ex-officio member of the Executive Committee. The Executive Management Committee met twelve (12) times during Fiscal 2000.

         The Board of Directors disbanded the Compensation Committee during Fiscal 1996, and its functions are performed by the full Board of Directors.

         The Board of Directors has established an Audit Committee. Messrs. Kulok, O'Halloran and Voelk serve as members of the Audit Committee. The Audit Committee was established for purposes of reviewing the Corporation's financial results and recommending the selection of the Corporation's independent auditors. The Corporation's Board of Directors adopted a written charter for the Audit Committee on April 25, 2000, a copy of which is attached hereto as Appendix A. The Board of Directors has determined that the members of the Audit Committee are independent as defined in the National Association of Securities Dealers' listing standards. The Audit Committee met four (4) times during Fiscal 2000.

         For the year ended December 31, 2000, the Corporation incurred professional fees and out-of-pocket expenses to its auditors in the amount of $109,069, of which $96,582 related to auditing services and $12,487 related to all other services. The Corporation's Audit Committee has considered whether the non-audit services provided by the Corporation's auditors in connection with the year ended December 31, 2000 were compatible with the auditors' independence.

         The Corporation has no other committees.

Audit Committee Report

         The Audit Committee has (i) reviewed and discussed with management the Corporation's audited financial statements as of and for the year ended December 31, 2000; (ii) discussed with BDO Seidman, LLP, the Corporation's independent auditor, the matters required to be discussed by Statement on Accounting Standards 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; (iii) received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and discussed with the auditor the auditor's independence; and (iv) based on the review and discussions referred to above, recommended to the Board of Directors that the financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:
William A. Kulok
James P. O'Halloran
Robert L. Voelk

         The forgoing Audit Committee Report shall not be deemed to be incorporated by reference into any of the Corporation's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by the Corporation in any such filing.

Occupations of Directors and Executive Officers

         The following table sets forth the principal occupation of each of the Directors and executive officers during the past five years:

                                           Principal Occupation During
Name                                             Past Five Years
----                                             ---------------

Alfred C. Angelone........    Chairman, Chief Executive Officer and President of
                              the Corporation
James P. O'Halloran.......    Senior  Vice  President,   Treasurer   and   Chief
                              Financial  Officer, Pegasystems Inc.,  a  publicly
                              held software company;  formerly  President of G &
                              J Associates,  Ltd.,  formerly  The  Janus  Group,
                              Ltd., a privately  held  consulting firm; formerly
                              Vice  President,   Private   Equity   Managers,  a
                              privately held venture  capital firm; and formerly
                              Partner, Arthur Andersen & Co
William A. Kulok..........    Managing Director, World  Trade Center Palm Beach,
                              an organization  that  produces  trade  shows  and
                              events;   formerly   President,   North   American
                              Corporate  Games,  an  organization  that produces
                              multi-sport  festivals  for  executives;  formerly
                              Chairman   of   Community  Productions,   Inc.,  a
                              privately  held  producer   of   expositions   and
                              educational programs;  and  formerly President of
                              Kulok Capital,  Inc.,  a  privately  held  venture
                              capital firm.
Robert L. Voelk...........    Chairman and Chief Executive Officer of eSped.com;
                              Chairman  of  Omtool,  Ltd.,  a   publicly    held
                              communications  software  company;  and   formerly
                              Executive Vice  President  and  Director  of   the
                              Corporation
Alan J. Klitzner . .......    Chairman of Klitzner Industries, Inc., a privately
                              held manufacturer of emblematic jewelry.
Terrence C. McCarthy......    Vice President, Secretary and Treasurer of the
                              Corporation.

Executive Officers

     The executive officers of the Corporation, their ages and positions held with the Corporation are as follows:

                                           Year
                                       First Became     Positions and Offices
        Name                      Age     Officer       with the Corporation
        ----                      ---     -------       --------------------

Alfred C. Angelone..........      62       1982      Chief Executive Officer
                                                     and President
Terrence C. McCarthy........      50       1989      Vice President,
                                                     Secretary and Treasurer

Certain Transactions

         During  Fiscal  2000,   the   Corporation   advanced  an  aggregate  of
approximately $107,000 to Mr. Angelone, the Corporation's Chairman, Chief Executive Officer and President. Mr. Angelone repaid approximately $163,000 of outstanding advances during Fiscal 2000. As of March 20, 2001, the outstanding balance of short-term advances owed by Mr. Angelone to the Corporation totaled approximately $219,000. Short-term advances made to Mr. Angelone by the Corporation do not bear interest. On January 5, 2000, the Corporation loaned $175,000 to Mr. Angelone pursuant to a promissory note that accrues interest at 6.4% per annum.

         In December 1996, the Corporation disposed of substantially all of the assets and liabilities of the Corporation's International Trade and Transportation Systems Division (the "International Division"). In exchange for the assets of the International Division and the assumption of the International Division's liabilities, the Corporation received a 16% membership interest in TradePoint Systems LLC ("TradePoint"), a New Hampshire limited liability company, and a subordinated promissory note in the principle amount of $600,000.00 from TradePoint (the "Note"). The remaining 84% interest in TradePoint is owned by Christopher J. Crane, formerly the President and a Director of the Corporation. Simultaneously with the completion of this transaction, Mr. Crane resigned from all of his positions with the Corporation. In exchange for his interest in TradePoint, Mr. Crane (i) contributed all of the Common Stock owned by him, totaling 665,597 shares; (ii) assigned to the Corporation a 16% partnership interest in the ASA Investment Partnership, a partnership by and among Mr. Crane, the Corporation, and Mr. Angelone; and (iii) canceled all of his options to purchase 245,000 shares of Common Stock. The consideration to be paid was determined by negotiations between the parties and was independently evaluated on behalf of the Corporation by Shields & Company, Inc.

         In connection with the transaction, TradePoint granted to the Corporation an irrevocable proxy covering the Common Stock owned by TradePoint. The Corporation has the right to cause TradePoint to redeem the 16% membership interest in TradePoint held by the Corporation by notice given on or after March 1, 2002, in exchange for the Common Stock held by TradePoint and the fair market value of the 16% membership interest in TradePoint. TradePoint has the right to redeem the Corporation's membership interest by notice given on or after December 31, 2001 in exchange for the Common Stock held by it and the greater of $400,000 or the fair market value of the 16% membership interest in TradePoint.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 20, 2001, certain information concerning stock ownership of the Corporation by (i) each person known by the Corporation to own of record or be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Corporation's Directors and nominees to become Directors, (iii) each executive officer of the Corporation; and (iv) all Directors and nominees and executive officers as a group. Except as otherwise indicated, the stockholders listed on the table have sole voting and investment power with respect to the shares indicated. As of March 20, 2001, the Corporation had 1,155 holders of record.

                                                                Percentage of
          Name and Address                   Number of Shares   Outstanding
          of Beneficial Owner (1)           Beneficially Owned  Common Stock (2)
-----------------------------               ------------------  ------------

Alfred C. Angelone(3)(4).................         838,476       22.8%
James P. O'Halloran(5)...................          27,000       *
William A. Kulok(6)......................          32,800       *
Robert L. Voelk(7).......................           9,000       *
Alan J. Klitzner (8) ....................          16,000       *
Terrence C. McCarthy(9)..................          10,387       *
TradePoint Systems LLC(10)...............
615 Amherst Street
Nashua, NH 03063                                  665,597       18.1%
All Directors and officers as a group (6
persons)                                          933,663       25.4%
  (1)(2)(3)(4)(5)(6)(7)(8)(9)............

* Less than 1%.

(1) The address for Messrs. Angelone, O'Halloran, Kulok, Voelk, Klitzner and McCarthy is c/o ASA International Ltd., 10 Speen Street, Framingham, Massachusetts 01701.

(2) Except as otherwise indicated, the Corporation believes that each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by him. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

(3) Includes 24,535 shares of Common Stock owned by ASA Investment Partnership, of which Mr. Angelone and the Corporation are general partners.

(4) Includes 165,000 shares of Common Stock underlying non-qualified stock options that are exercisable and 25,000 shares of Common Stock underlying incentive options that are exercisable, but excludes an additional 25,000 shares of Common Stock underlying incentive options that are not exercisable.

(5) Includes 25,000 shares of Common Stock underlying non-qualified stock options that are exercisable.

(6) Includes 20,000 shares of Common Stock underlying non-qualified stock options that are exercisable.

(7) Includes 4,000 shares of Common Stock underlying non-qualified stock options that are exercisable, but excludes an additional 6,000 shares of Common Stock underlying non-qualified options that are not exercisable. (8) Includes 6,000 shares of Common Stock underlying non-qualified stock options that are exercisable, but excludes an additional 4,000 shares of Common Stock underlying non-qualified options that are not exercisable.

(9) Includes 3,300 shares of Common Stock underlying incentive options that are exercisable, but excludes an additional 11,700 shares of Common Stock underlying incentive options that are not exercisable.

(10) All stock owned by TradePoint Systems LLC has been pledged to the Corporation to secure a note to the Corporation. The Corporation holds voting power with respect to these shares. See "Certain Transactions".

                     COMPENSATION OF OFFICERS AND DIRECTORS

Executive Officers Compensation

         The following tables set forth the annual and long-term compensation for services rendered to the Corporation during Fiscal 2000 and the fiscal years ended December 31, 1999 and 1998 ("Fiscal 1999" and "Fiscal 1998", respectively) paid to those persons who were at December 31, 2000 (i) the chief executive officer and (ii) each other executive officer of the Corporation whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                                                               Compensation
                                             Annual Compensation                  Awards
                               ----------------------------------------------   ----------
             (a)               (b)        (c)          (d)            (e)           (f)
                                                                  Other Annual   Securities
                                         Salary        Bonus      Compensation   Underlying
 Name and Principal Position   Year      $(1)           $            $(2)       Options(#)
 ---------------------------   -----     ------        -----     -------------  ------------

Alfred C. Angelone.........    2000      375,000         10,000      93,843           0
  Chief Executive              1999      377,337         10,000      52,808        50,000
  Officer and President        1998      274,312         45,000     106,977           0

Terrence C. McCarthy.......    2000      115,000          5,000       6,605        10,000
  Vice President               1999      105,763         10,000       6,000         5,000
                               1998      107,035            0           0             0

----------
(1) Amounts shown indicate base salary received by executive officers, value related to personal use of leased automobiles, and the imputed value of group term life insurance ("GTL Value") provided to each employee and recorded as compensation for tax purposes. All officers' salaries are subject to periodic review by the Board of Directors.

(2) Includes automobile expenses, premium payments on insurance policies and club dues. Each officer is also entitled to a car allowance, reimbursement of business-related expenses, life insurance coverage and certain severance benefits in the event of termination of employment. The Corporation does not have a pension plan. In Fiscal 2000, 1999 and 1998, the Corporation made no awards of Restricted Stock and did not have a Long-Term Incentive Plan. In 1998, the Corporation did not grant stock options to either of Mr. Angelone or Mr. McCarthy. On September 8, 1999, the Corporation granted to Mr. Angelone incentive stock options to purchase 50,000 shares of Common Stock that are exercisable through September 7, 2004 at an exercise price of $2.54 per share. On September 8, 1999, the Corporation granted to Mr. McCarthy incentive stock options to purchase 5,000 shares of Common Stock that are exercisable through September 7, 2009 at an exercise price of $2.31 per share. On July 21, 2000, the Corporation granted to Mr. McCarthy incentive stock options to purchase 10,000 shares of Common Stock that are exercisable through July 20, 2010 at an exercise price of $3.27 per share.

         The following table sets forth additional information concerning unexercised stock options to purchase the Corporation's Common Stock held by Messrs. Angelone and McCarthy as of December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND
                          FISCAL YEAR-END OPTION VALUES

        (a)                     (b)       (c)            (d)                (e)
                                                      Number of           Value of
                                                     Securities          Unexercised
                              Shares                 Underlying         In-the-Money
                             Acquired                Options at          Options at
                                on       Value     Fiscal Year-End     Fiscal Year-End
                             Exercise  Realized     Exercisable/        Exercisable/
Name                            (#)       ($)     Unexercisable (#)   Unexercisable ($)(1)
----                        ---------  --------   -----------------   --------------------

Alfred C. Angelone......     110,000   $225,225   190,000/25,000        $72,600/$0
Terrence C. McCarthy....           0          0   3,300/11,700          $0/$0

----------
(1) "In-the-Money" options are those options for which the fair market value of the Common Stock underlying the options is greater than the per share exercise price of the option. Mr. Angelone currently has options to purchase (i) 165,000 shares of Common Stock, at a per share exercise price of $1.06 (see footnote 3 below for a discussion of the repricing of these options), of which 165,000 were exercisable as of December 31, 2000, and (ii) 50,000 shares of Common Stock, at a per share exercise price of $2.54, of which 25,000 were exercisable as of December 31, 2000. Mr. McCarthy currently has options to purchase (i) 10,000 shares of Common Stock, at a per share exercise price of $3.27, of which 3,300 were exercisable as of December 31, 2000, and (ii) 5,000 shares of Common Stock, at a per share exercise price of $2.31 per share, none of which were exercisable as of December 31, 2000.

(2) The value of unexercised In-the-Money options is determined by multiplying the number of options held by the difference in the fair market value of the Common Stock underlying the options on December 31, 2000 ($1.50 per share) and the applicable exercise price of the options granted.

(3) On March 4, 1996, the Corporation granted to Mr. Angelone non-qualified stock options to purchase 50,000 shares of Common Stock that are exercisable through March 3, 2006 at an exercise price of $1.47 per share (the "1996 Grant"). On February 8, 1993, the Corporation granted Mr. Angelone non-qualified stock options to purchase 115,000 shares of Common Stock that are exercisable through February 7, 2003 at an exercise price of $1.44 per share (the "1993 Grant"). The options held by Mr. Angelone pursuant to the 1996 Grant and the 1993 Grant were repriced on January 2, 1997, to an exercise price of $1.06 per share.

       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    Grant Date
                                     Individual Grants                               Value(1)
                       --------------------------------------------                 ----------
         (a)                 (b)            (c)            (d)           (e)            (h)
                          Number of     % of Total
                         Securities       Options
                         Underlying     Granted to     Exercise or
                           Options     Employees in    Base Price     Expiration     Grant Date
Name                       Granted      Fiscal Year      ($/Sh)          Date       Present Value
----                     ----------    ------------    -----------    ----------    -------------

Terrence C. McCarthy       10,000          31.4%         $3.27      7/21/10           $27,600

----------
(1) The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants in 2000: dividend yield of 0% and expected volatility of 80%, risk-free rates ranging from 5.68% to 6.56%, and expected lives ranging from 12 to 48 months.

Compensation of Executive Officers

     In Fiscal 2000, Mr. Angelone received a base salary of $375,000, and Mr. McCarthy received a base salary of $115,000. All officers' salaries are subject to periodic review by the Board of Directors.

Compensation of Directors

     During Fiscal 2000, Messrs. O'Halloran, Kulok, Klitzner and Voelk each received cash compensation of $1,000, plus travel expenses, per meeting attended, for their services as Directors. No other Directors received any cash compensation for their services as Directors.

Compensation Committee Interlocks and Insider Participation

         The Board of Directors established a Compensation Committee on March 18, 1992. Members of the Compensation Committee were Messrs. Kulok and O'Halloran, the outside Directors of the Corporation. None of the executive officers of the Corporation has served on the board of directors of any other entity that has had any of such entity's officers serve on the Corporation's Board of Directors. The Compensation Committee was disbanded by the Board of Directors in Fiscal 1996. During Fiscal 2000, the entire Board of Directors participated in deliberations concerning executive officer compensation.

Report on Executive Compensation

         The Board of Directors is responsible for setting and administering the policies that govern annual compensation as well as short-term and long-term incentives for the Corporation's executive officers. All issues pertaining to executive compensation are submitted to the Board of Directors for approval.

         The Board of Directors believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (a) an overall management compensation program that is competitive with management compensation programs at companies of similar size; and (b) long-term incentive compensation in the form of stock options and other long-term equity compensation that will encourage management to continue to focus on stockholder return.

         The goal of the Board of Directors is to use compensation policies to closely align the interests of the Corporation with the interests of stockholders in that the Corporation's management has incentives to achieve short-term performance goals while building long-term value for the Corporation's stockholders. The Board of Directors will review its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and to take into account factors, which are unique to the Corporation.

         In the past, the Board of Directors has reviewed compensation studies prepared by national accounting firms as well as reported compensation packages for officers of companies in the New England area. The Board of Directors did not compare compensation paid to executive officers in the Corporation's industry group as many of these businesses are much larger than the Corporation. Based upon these studies, the Board of Directors believes that the compensation package proposed for the Corporation's senior management is at mid-level for officers of similar-sized companies.

Compensation for Chief Executive Officer

         The compensation for Mr. Angelone, as described above, is based upon careful analysis of the compensation of chief executive officers of other comparable public companies and Mr. Angelone's efforts on behalf of the Corporation. In addition to directing the affairs of the Corporation, Mr. Angelone was instrumental in the following areas: identifying strategic acquisitions, disposition of product lines, and establishing critical strategic partnerships with vendors and distribution channels. The compensation is also designed to reward Mr. Angelone for future economic performance based upon improvements in profitability and increased values in the Corporation's Common Stock.

                                                     Board of Directors

                                                     Alfred C. Angelone
                                                     Alan J. Klitzner
                                                     William A. Kulok
                                                     James P. O'Halloran
                                                     Robert L. Voelk

Performance Graph

         The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on January 2, 1996, and plotted at the end of each of Fiscal 2000, 1999, 1998, 1997 and 1996, in each of
(i) the Corporation's Common Stock; (ii) the NASDAQ Market Index of Companies (the "NASDAQ Market Index"); and (iii) a Peer Group Index (the "Peer Group Index"), which consists of Delphi Information Systems Inc., a company in the information systems market.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG ASA INTERNATIONAL LTD.
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX.

                          [PERFORMANCE GRAPH OMITTED]

Measurement Period     ASA International                           NASDAQ Market
(Fiscal Year Covered)       Ltd.             Peer Group Index         Index

1/2/96                    100.00                   100.00              100.00
12/31/96                   67.39                   107.78              124.27
12/31/97                  165.22                    82.29              152.00
12/31/98                  169.57                   104.31              214.39
12/31/99                  208.70                   131.95              378.12
12/31/00                  104.35                    17.78              237.66


                                   ITEM NO. 2

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

         The persons named in the enclosed Proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2001 unless otherwise directed by the stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement and answer questions from stockholders, if he so desires.

                              FINANCIAL STATEMENTS

         The annual report of the Corporation, including financial statements of the Corporation for Fiscal 2000, is provided to the stockholders herewith.

                                VOTING AT MEETING

         The Board of Directors has fixed March 20, 2001, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, 3,672,539 shares of the Corporation's Common Stock, $.01 par value, were issued, outstanding and entitled to vote.

                             SOLICITATION OF PROXIES

     The cost of solicitation of Proxies will be borne by the Corporation. In addition to the solicitation of Proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending Proxies and Proxy material to beneficial owners.

                               REVOCATION OF PROXY

     Subject to the terms and conditions set forth herein, all Proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless prior to the Annual Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                              STOCKHOLDER PROPOSALS

     In order to be included in proxy material for the 2002 Annual Meeting, tentatively scheduled to be held on May 10, 2002, stockholders' proposed resolutions must be received by the Corporation on or before February 10, 2002. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

                                  MISCELLANEOUS

     The management does not know of any other matters, which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                            By Order of the Board of Directors

                                            TERRENCE C. MCCARTHY
                                            Secretary

April 6, 2001

     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING. YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                             AUDIT COMMITTEE CHARTER

All members of the Audit Committee shall be independent Directors. The Audit Committee shall be chaired by an independent Director appointed by the Board.

The function of the Audit Committee shall be to provide for effective oversight of the financial reporting process, the business risk process and adequacy of internal controls, relationships with external auditors, financial compliance issues, and to exercise the following powers and duties with respect to the following matters involving ASA International Ltd. and, unless otherwise specified, any of its subsidiaries (together, "the Corporation"):

1. Review and approval of the Corporation's annual financial statements, annual reports, registration statements, and material amendments to any of them, as filed with the U.S. Securities and Exchange Commission, and recommendations to the Board regarding the Board's execution of them;

2. Such review of the annual financial statements, annual reports and registration statements of the Corporation's subsidiaries as in the Audit Committee's judgment is appropriate in order to fulfill its responsibilities;

3. Review of the Corporation's programs for compliance with applicable financial disclosure requirements;

4. Review of the auditing of the Corporation's financial statements with the independent public accountants, including the plan, fees and the results of their auditing engagements;

5. Review of the non-audit professional services provided by the Corporation's independent public accountants and related fees, considering the possible effect they have on the independence of such accountants;

6. Recommendations to the Board regarding the engagement of independent public accountants;

7. Review of the Corporation's processes to maintain an adequate system of internal controls;

8. Review of the scope and results of the Corporation's internal audit plans and procedures;

9. Direction and supervision of investigations into matters within the scope of the Audit Committee's duties;

10. Recommendation to the Board regarding any proposal received from any stockholder concerning any of the foregoing matters which the stockholder proposes to present for action by the Corporation's stockholders; and

11. Such other duties and responsibilities as may be assigned to the Audit Committee by the Board.

In carrying out these responsibilities, the Committee shall have full access to the independent public accountants, any of the Corporation's non-employee attorneys and advisors, and executive and financial management in scheduled joint sessions or private meetings as in its judgment it deems appropriate. Similarly, the Corporation's independent public accountants and executive and financial management will have full access to the Committee and to the Board of Directors and each is responsible for bringing before this Committee or its Chair in a timely manner any matter he/she feels appropriate to the discharge of the Committee's responsibility.

                             ASA INTERNATIONAL LTD.

               Proxy for Annual Meeting to be held on May 4, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         THE UNDERSIGNED hereby appoints Alfred C. Angelone as Proxy with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ASA INTERNATIONAL LTD., to be held at the Corporation's offices, located at 10 Speen Street, Framingham, Massachusetts 01701, on Friday, May 4, 2001 at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Alfred C. Angelone to vote in accordance with his judgment on any matters that may properly come before the meeting, all as indicated in the notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned:

                    If no direction is made, this Proxy will be voted FOR election of Directors and FOR Proposal 2.

     (1) Proposal to elect five (5) members of the Board of Directors of the Corporation.

          INSTRUCTION: To withhold authority for any individual nominee STRIKE such nominee's name from the list below.

          [ ] FOR ALL nominees listed below (except as marked to the contrary below).

          [ ] AGAINST ALL nominees listed below.

          [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

             Alfred C. Angelone; Alan J. Klitzner; William A. Kulok;
                    James P. O'Halloran; and Robert L. Voelk

     (2)  Proposal  to  ratify  the  selection  of  BDO  Seidman,   LLP  as  the
          independent auditors of the Corporation for the fiscal year ending December 31, 2001.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

               MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
                                            ---

     (3) In his discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

                        PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                   PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                          Dated:__________________________, 2001


                                          Signature
                                          --------------------------------------

                                          Signature, if held jointly
                                          --------------------------------------


                                          Printed Name(s)
                                          --------------------------------------


                                          Address
                                          --------------------------------------

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.